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                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference of our report dated June 14, 1999, with respect to the consolidated financial statements of ObjectShare, Inc. included in Amendment No. 1 to the Current Report (Form 8-K No. 0-25612) of StarBase Corporation.


                                              /s/ Ernst & Young LLP


Orange County, California
June 23, 2000